UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2016

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OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Williston Basin Acquisition
As previously disclosed on October 18, 2016, Oasis Petroleum North America LLC, a wholly owned subsidiary of Oasis Petroleum Inc. (the “Company”) entered into a purchase and sale agreement (the “Purchase Agreement”) with SM Energy Company, pursuant to which the Company agreed to purchase approximately 55,000 net acres in the Williston Basin (the “Williston Basin Acquisition”). On December 1, 2016, the Company completed the Williston Basin Acquisition for aggregate consideration of $765.8 million (the “Purchase Price”), subject to customary post-closing purchase price adjustments.
The Company funded the Purchase Price of the Williston Basin Acquisition with proceeds from the Company’s October 2016 issuance of its common shares and borrowings under its revolving credit facility.
The foregoing description of the Purchase Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 18, 2016 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Financial statements of the acquired business are not included in this Form 8-K report. Such financial statements will be filed within 71 calendar days after the date on which this Form 8-K report is required to be filed.
(b) Pro Forma Financial Information.
Pro forma financial information relative to the acquired business is not included in this Form 8-K report. Such pro forma financial information will be filed within 71 calendar days after the date on which this Form 8-K report is required to be filed.
(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1
Purchase and Sale Agreement, dated October 17, 2016 between the Company and SM Energy Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed October 18, 2016 (File No. 001-34776)).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: December 1, 2016	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1
Purchase and Sale Agreement, dated October 17, 2016 between the Company and SM Energy Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed October 18, 2016 (File No. 001-34776)).